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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  APRIL 15, 2005

                        SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)

            Texas                        1-6402-1               74-1488375
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(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)

          1929 Allen Parkway Houston, Texas                       77019
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       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code  (713) 522-5141


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE

On April 15, 2005, Service Corporation International issued a press release announcing that the Company will be making a presentation at the Merrill Lynch Deathcare Conference in New York, New York on April 21, 2005. The Company also provided updated guidance for 2005 incorporating the effects of the previously announced accounting change related to the treatment of preneed selling costs. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following exhibits are included with this report

        EXHIBIT NO.                        DESCRIPTION
        ------------    ----------------------------------------------------
           99.1         Press Release, dated April 15, 2005 announcing Merrill
                        Lynch Conference presentation on April 21, 2005 and updated 2005 outlook for accounting change

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 15, 2005                                 Service Corporation International

                                               By:  /s/  Eric D. Tanzberger
                                                    ----------------------------
                                                    Eric D. Tanzberger
                                                    Vice President and
                                                    Corporate Controller